UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2014

NOVATEL WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	COMMISSION FILE:	86-0824673
(State or other jurisdiction of incorporation or organization)	000-31659	(I.R.S. Employer Identification No.)

9645 Scranton Road

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 320-3400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

ITEM 9.01. Exhibits

SIGNATURE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)

On June 24, 2014, the Board of Directors (the “Board”) of Novatel Wireless, Inc. (the “Company”) appointed Tom Allen, age 61, as interim Chief Financial Officer of the Company, effective immediately. The Board has engaged an executive search firm to evaluate candidates for a permanent Chief Financial Officer of the Company.

Prior to joining the Company, Mr. Allen served as Executive Vice President and Chief Operating and Chief Financial Officer for Outdoor Channel Holdings, Inc. a publicly traded national cable television network and production services company from July 2010 through September 2013 when the company was acquired by Kroenke Sports and Entertainment. In 1997, Mr. Allen co-founded ACME Communications, a US-based broadcasting company (“ACME”). Mr. Allen served as its chief financial officer until 2010 and still serves on ACME’s board of directors. Throughout his career, Mr. Allen has held executive positions at major broadcasting and entertainment firms including Chief Operating Officer and Chief Financial Officer for Virgin Interactive Entertainment from July 1993 through September 1996 and Chief Financial Officer of the Fox Broadcasting Company from September 1986 through August 1993. He has also served on the board of directors of public and private companies. Mr. Allen attended the University of Southern California and is a certified public accountant.

There are no arrangements or understandings between Mr. Allen and any other persons pursuant to which he was selected as interim Chief Financial Officer. There are also no family relationships between Mr. Allen and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Allen has entered into an agreement with the Company to serve as the interim Chief Financial Officer for a minimum term of three months, which term may be extended by the parties. Under the terms of the agreement, he is paid an hourly rate for a specified number of hours and he has been granted restricted stock units under the Company’s 2009 Omnibus Incentive Compensation Plan that will vest on September 12, 2014.

The press release, dated June 27, 2014, announcing the foregoing management change is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 27, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Novatel Wireless, Inc.

Date: June 30, 2014	By:	/s/ Catherine F. Ratcliffe
Catherine F. Ratcliffe
Senior Vice President of Business Affairs, General Counsel and Corporate Secretary